Exhibit 32.1

Certification of the Chief Executive Officer

and the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Cost Plus, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 29, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Barry J. Feld, Chief Executive Officer and President, and Jane L. Baughman, Executive Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry J. Feld
Barry J. Feld Chief Executive Officer and President (Principal Executive Officer)

April 5, 2011

/s/ Jane L. Baughman
Jane L. Baughman Executive Vice President, Chief Financial Officer (Principal Financial & Accounting Officer)

April 5, 2011